Exhibit 10.3
SECOND AMENDMENT TO LEASE
THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is dated as of February 27, 2008, and is entered into by and between MAINROCK II CHANDLER, LLC, a Delaware limited liability company (“Lessor”), and INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Lessee”).
R E C I T A L S
A.    Lessor and Lessee entered into that certain Lease Agreement dated as of June 15, 2007, as amended by that certain First Amendment to Lease dated as of January 15, 2008 (as amended, the “Existing Lease”) with respect to the Premises (as defined in the First Amendment) in the building located at 2121 South Price Road, Chandler, Arizona 85248 (the “Existing Premises”).
B.    Lessor and Lessee desire to expand the Existing Premises and to further amend the Existing Lease as provided herein.
In consideration of the foregoing recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:
A G R E E M E N T
1.DEFINITIONS.
All capitalized term used in this Second Amendment which are not otherwise defined herein shall have the same meanings as set forth in the Existing Lease. Unless expressly stated otherwise herein, the term “Lease” as used herein shall mean the Existing Lease as amended hereby.
2.    EXPANSION SPACE.
(a)    Lessee acknowledges that Lessor has completed the Lessor Work under the Existing Lease and that Lessee is currently in possession of the Existing Premises. Beginning on the Second Expansion Space Commencement Date (as defined in Paragraph 3(a) below), the Existing Premises shall be expanded to include an additional [***] square feet of area as shown further on Exhibit “A” attached hereto (the “Second Expansion Space”). Upon the Second Expansion Space Commencement Date and throughout the Second Expansion Space Term (defined below), the term “Premises” as used in the Lease and herein, shall mean and include the Existing Premises as expanded by the Second Expansion Space, unless specifically stated otherwise. Accordingly, except as expressly stated otherwise herein, or where the context would indicate othe1wise, all terms and conditions applicable to the Existing Premises shall be equally applicable to the Second Expansion Space.
(b)    The parties hereby stipulate that the area of the Second Expansion Space is [***] square feet.

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.    TERM.
The term for the Second Expansion Space (“Second Expansion Space Term”) shall commence on the later of (i) June 1, 2008 (or such earlier date as Lessee shall request on not less than five (5) days prior written notice), and (ii) Lessor’s delivery of the Second Expansion Space to Lessee (the “Second Expansion Space Commencement Date”), and shall be coterminous with the Term for the Existing Premises (i.e., it shall expire on December 31, 2014); provided, however, that if Lessor shall fail to deliver to Lessee possession of the Second Expansion Space by any date certain for any reason, Lessor shall not be deemed in default hereunder and the Second Expansion Space Commencement Date shall be deemed to be extended until the date on which Lessor shall tender to Lessee delivery of possession of the Second Expansion Space. Section 2.2 of the Existing Lease shall not apply to the Second Expansion Space.
4.    EXPANSION IMPROVEMENTS.
Lessor shalt deliver the Second Expansion Space to Lessee in its “AS-IS” condition and Lessee hereby acknowledges and agrees that Lessor is not obligated to make any improvements to the Second Expansion Space, nor to provide any allowance therefor.
5.    RENTAL PAYMENTS; SECURITY DEPOSIT.
(a)    In addition to the Base Rent payable for the Existing Premises as set forth in the Existing Lease, beginning on the Second Expansion Space Commencement Date, Lessee shall also pay Base Rent for the Second Expansion Space during the Second Expansion Space Term in the monthly amount of $[***], to be increased annually during the initial Term by [***]% on every one year anniversary of the Commencement Date for the Existing Premises.
(b)    Notwithstanding the foregoing, concurrently with Lessee’s execution and delivery of this Second Amendment, Lessee shall pre-pay to Lessor the first full month’s Base Rent owed for the Second Expansion Space which shall be applied towards Base Rent for the first full month of the Second Expansion Space Term. Should the Second Expansion Space Commencement Date be any day other than the first day of a calendar month, then the Base Rent for the first partial month shall be equitably prorated and paid at the end of such month.
(c)    Concurrently with the execution hereof; Lessee shall deposit the additional sum of $[***] with Lessor to be held as an additional Security Deposit pursuant to Section 8.6 of the Lease.
6.    ELECTRICITY OPERATING EXPENSES.
(a)    As of the Second Expansion Space Commencement Date, the Basic Capacity shall be increased by [***] kW of AC electric capacity such that Lessee’s total Basic Capacity for the Premises shall be [***] mW.

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)    As of the Second Expansion Space Commencement Date, Lessee’s Pro Rata Share shall be increased to [***]%. The Base Year for the Second Expansion Space shall be the same as the Base Year for the Existing Premises.
7.    GOVERNING LAW.
This Second Amendment shall be construed in accordance with and governed by the laws of the State of Arizona.
8.    ATTORNEYS’ FEES.
If either party commences an action or proceeding to enforce or interpret this Second Amendment, the prevailing party (as determined by the trier of fact and confirmed on appeal, if any) shall be entitled to collect its attorneys’ fees and costs incurred in connection with such action or proceeding (including any appeals) from the other party, and the prevailing party’s rights and the other party’s obligations hereunder shall be severable from, and shall survive and not merge into, any judgment.
9.    ENTIRE AGREEMENT.
This Second Amendment constitutes the entire agreement of Lessor and Lessee with respect to the specific subject matter hereof.
10.    CORPORATE AUTHORITY.
Each of the persons executing this Second Amendment on behalf of Lessee hereby covenants and represents and warrants that (a) Lessee is a duly authorized and validly existing corporation, (b) Lessee has and is qualified to do business in Arizona, (c) Lessee has full right and authority to enter into this Second Amendment, and (d) each person executing this Second Amendment on behalf of Lessee is authorized to do so.
11.    SUCCESSORS AND ASSIGNS.
Subject to the provisions of the Existing Lease relating to assignment, mortgaging, pledging and subletting, the Existing Lease, as amended by this Second Amendment, shall bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.
12.    CONSTRUCTION; REAFFIRMATION.
Except as expressly amended hereby, all of the te1ms and conditions of the Existing Lease shall remain unmodified and in full force and effect. In the event of a conflict between the te1ms of the Existing Lease and the terms of this Second Amendment, the terms of this Second Amendment shall govern and prevail. The Existing Lease, as amended by this Second Amendment, is hereby reaffirmed and Lessee acknowledges that Lessor is not in default of any of its obligations under the Lease.
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[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Amendment as of the day and year first written above.

LESSEE:	LESSOR:
INTERNAP NETWORK SERVI CES CORPORATION, a Delaware corporation By: /s/ Tamara Augustyn Printed Name: Tamara Augustyn Title: VP, Finance By: Printed Name: Title:
MAINROCK II CHANDLER, LLC,
a Delaware limited liability company

By: MainRock II Mezz, LLC,
a Delaware limited liability company, its sole member

By: MainRock II, LLC,
a Delaware limited liability company, its sole member

By: 365 Main-AZNA, LLC,
a Delaware limited liability company, its Manager

   By:    /s/ Chris Dolan

   Printed Name: Chris Dolan
Title: President

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “A”
SECOND EXPANSION SPACE

Exhibit to be delivered not later than February 28, 2008.

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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